SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Note 27 - SUBSEQUENT EVENTS

Warrant Exercises - Subsequent to December 31, 2020, the Company issued 896,562 common shares through the early exercise of share purchase warrants for proceeds of $717 at an average price per share of $0.80.

At-The-Market Sales - Subsequent to December 31, 2020, the Company issued 9,050,000 common shares in at-the-market offerings under prospectus supplement for gross proceeds of $17,732. The Company paid a 2.75% cash commission of $488 on gross proceeds, for net proceeds of $17,244.

Option Exercises - Subsequent to December 31, 2020, the Company issued 264,000 common shares through the exercise of incentive stock options for proceeds of C$305, at an average price of C$1.16.